UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2011

China Golf Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53399	75-3264747
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

China Merchants Tower, Suite 1503 161 Lujiazui East Road, Shanghai PRC 20001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011-86-21 5876 5017

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On March 22, 2011, Shenyang Yanzikou Sports & Entertainment Co., Ltd., a wholly-owned subsidiary of China Golf Group, Inc. (the “Company”) in China (“Shenyang Yanzikou”) entered into a series of agreements to terminate the contractual agreements dated September 25, 2009 that it had with Beijing Shungao Golf Course Management Co., Ltd. (“Shungao”) and the shareholders of Shungao (the “Former Shungao Shareholders”) (the “Shungao Contractual Agreements”). By virtue of the Shungao Contractual Agreements, Shungao became a variable interest entity controlled by Shenyang Yanzikou.

For more details of the Shungao Contractual Agreements, please refer to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2010. Copies of the Shungao Contractual Agreements are filed herewith.

Below is a list of the agreements that terminate the Shungao Contractual Agreements (the “Shungao Termination Agreements”):

•	Agreement to terminate a certain Consulting Services Agreement dated September 25, 2009 between Shenyang Yanzikou and Shungao;

•	Agreement to terminate a certain Operating Agreement dated September 25, 2009, among Shenyang Yanzikou, Shungao and the Former Shungao Shareholders;

•	Agreement to terminate a certain Option Agreement dated September 25, 2009, among Shenyang Yanzikou, Shungao and the Former Shungao Shareholders;

•	Agreement to terminate a certain Equity Pledge Agreement dated September 25, 2009, among Shenyang Yanzikou, Shungao and the Former Shungao Shareholders; and

•	Agreement to terminate a certain Voting Rights Proxy Agreement dated September 25, 2009 among Shenyang Yanzikou, Shungao and the Former Shungao Shareholders.

As of result of the Shungao Termination Agreements, Shungao ceased to be a variable interest entity controlled by Shenyang Yanzikou.  Copies of the Shungao Termination Agreements are filed herewith.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1.	Consulting Services Agreement dated September 25, 2009 between Shenyang Yanzikou and Shungao;
10.2.	Operating Agreement dated September 25, 2009, among Shenyang Yanzikou, Shungao and the Former Shungao Shareholder;
10.3	Option Agreement dated September 25, 2009, among Shenyang Yanzikou, Shungao and the Former Shungao Shareholders;
10.4	Equity Pledge Agreement dated September 25, 2009, among Shenyang Yanzikou, Shungao and the Former Shungao Shareholders;
10.5	Voting Rights Proxy Agreement dated September 25, 2009 among Shenyang Yanzikou, Shungao and the Former Shungao Shareholders;
10.6	Agreement to Terminate Consulting Services Agreement, dated March 22, 2011;
10.7	Agreement to Terminate Operating Agreement, dated March 22, 2011;
10.8	Agreement to Terminate Option Agreement, dated March 22, 2011;
10.9	Agreement to Terminate Equity Pledge Agreement, dated March 22, 2011; and
10.10	Agreement to Terminate Voting Rights Proxy Agreement, dated March 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2011

China Golf Group, Inc.

By:	/s/ Ye Bi
Ye Bi
Chief Executive Officer